UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 9, 2019

GREENBOX POS

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8880 Rio San Diego Dr, Suite 102 San Diego, CA 92108 (Address of principal executive offices) (zip code)

(619)-631-8261 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrants’ Certified Accountant

On October 9, 2019, Hall and Company Certified Public Accountants, Inc. (“Hall”) resigned as the independent registered public accounting firm of GreenBox POS (the “Company”).

As previously reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 28, 2019, the Company engaged Hall, effective June 27, 2019, as the Company’s independent registered public accounting firm for the Company’s fiscal years ending December 31, 2017 and December 31, 2018.

Hall did not complete its audit of the Company as of the date of termination of the engagement, and there were no disagreements with Hall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the Company’s recent fiscal years ended December 31, 2018 and 2017, and through the subsequent interim period preceding Hall’s resignation, there were no disagreements between the Company and Hall on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hall would have caused them to make reference thereto in their report on the Company’s financial statements for such year.

During the Company’s recent fiscal years ended December 31, 2018, and 2017 and through the subsequent interim period preceding Hall’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Hall a copy of the disclosures in this Form 8-K and has requested that Hall furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of such letter, which is dated October 15, 2019, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1*	Letter from Hall dated October 15, 2019

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENBOX POS

Date: October 16, 2019	By:	/s/ Ben Errez
Ben Errez
Executive Vice President and Chairman